       [ART]

The Emerging Markets
Telecommunications
Fund, Inc.
----------------------
ANNUAL REPORT
MAY 31, 1998

 CONTENTS

Letter to Shareholders............................... 1

Portfolio Summary.................................... 7

Schedule of Investments.............................. 9

Statement of Assets and Liabilities..................12

Statement of Operations..............................13

Statement of Changes in Net Assets...................14

Statement of Cash Flows..............................15

Financial Highlights.................................16

Notes to Financial Statements........................17

Report of Independent Accountants....................22

Results of Annual Meeting of Shareholders............23

Tax Information......................................23

Description of InvestLink-SM- Program................24

--------------------------------------------------------------------------------

 LETTER TO SHAREHOLDERS
                                                                    July 8, 1998

DEAR SHAREHOLDER:

I am writing to report on the activities of The Emerging Markets
Telecommunications Fund, Inc. (the "Fund") for the fiscal year ended May 31,
1998.

At May 31, 1998, the Fund's net asset value ("NAV") was $16.36 per share (net of dividends and distributions paid of $3.71 per share), as compared to $21.53 on May 31, 1997. Total net assets at May 31, 1998 were $138,022,525.

PERFORMANCE

For the period June 1, 1997 through May 31, 1998, the Fund's total return, based on NAV and assuming the reinvestment of dividends and distributions, fell 3.1%. For comparative purposes, the Morgan Stanley Capital International Emerging Markets Free Index ("EMF") declined by 28.3% in the same period.

From the commencement of investment operations on June 25, 1992 through May 31, 1998, the Fund's total return, based on NAV and assuming the reinvestment of dividends and distributions, was 108.1%. EMF gained 35.7% during the same period.

I attribute the Fund's outperformance of EMF over the last 12 months principally to two factors. First, I dramatically reduced exposure to the Asia/Pacific region throughout 1997 and into the first quarter of 1998. Total portfolio holdings in Asia were just under 6% of assets at the end of May, versus about 11% at the same time a year ago. This also helped to shield the Fund against the sharp sell-off in many Asian currencies.

The second factor was the extraordinary performance of one stock, Global TeleSystems Group, Inc. ("GTS"), that has become the Fund's single largest position. The Fund initially bought GTS shares in a private equity placement in 1994 at $7.15 per share. Following the company's initial public offering at $20 per share in February, the stock now trades in the upper $40s, representing a profit of over 500% on the initial investment in less than four years. I will discuss GTS's future prospects later in the report.

Because open-end funds are restricted in their ability to take part in such private equity placements, the Fund's experience with GTS is another powerful reason for investors to invest in a closed-end vehicle such as this one. The overall presence of private securities has been highly additive to the Fund's performance since inception.

--------------------------------------------------------------------------------

 LETTER TO SHAREHOLDERS

INVESTMENT PERSPECTIVE

The dominant influence on activity in global equity markets continues to be the severe economic crisis plaguing most of Asia. Among emerging equity markets, Asia's have certainly taken the worst beating thus far in 1998, with Latin America not far behind.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                1998: STOCK PRICES FALLING IN ASIA...
(Morgan Stanley Capital International Emerging Markets Free Asia
Index, $US)
Year-to-date return                                                        -23.2%
January                                                                       170
                                                                              170
                                                                              168
                                                                              161
                                                                              155
                                                                              151
                                                                              144
                                                                              142
                                                                              137
                                                                              142
                                                                              151
                                                                              150
                                                                              153
                                                                              161
                                                                              160
                                                                              159
                                                                              154
                                                                              152
                                                                              155
                                                                              157
                                                                              156
February                                                                      157
                                                                              164
                                                                              173
                                                                              184
                                                                              180
                                                                              183
                                                                              186
                                                                              187
                                                                              193
                                                                              193
                                                                              186
                                                                              181
                                                                              177
                                                                              181
                                                                              184
                                                                              191
                                                                              191
                                                                              190
                                                                              192
                                                                              190
March                                                                         195
                                                                              199
                                                                              203
                                                                              198
                                                                              194
                                                                              187
                                                                              187
                                                                              186
                                                                              189
                                                                              190
                                                                              190
                                                                              194
                                                                              194
                                                                              192
                                                                              193
                                                                              195
                                                                              196
                                                                              200
                                                                              198
                                                                              201
                                                                              200
                                                                              201
April                                                                         198
                                                                              197
                                                                              194
                                                                              191
                                                                              189
                                                                              191
                                                                              193
                                                                              193
                                                                              196
                                                                              195
                                                                              194
                                                                              191
                                                                              191
                                                                              187
                                                                              187
                                                                              186
                                                                              187
                                                                              186
                                                                              184
                                                                              185
                                                                              182
May                                                                           182
                                                                              180
                                                                              181
                                                                              181
                                                                              182
                                                                              180
                                                                              173
                                                                              173
                                                                              171
                                                                              172
                                                                              169
                                                                              163
                                                                              165
                                                                              165
                                                                              161
                                                                              161
                                                                              165
                                                                              167
                                                                              166
                                                                              163
                                                                              160
                                                                              156
June                                                                          154
                                                                              152
                                                                              146
                                                                              145
                                                                              147
                                                                              144
                                                                              143
                                                                              141
                                                                              140
                                                                              134
                                                                              133
                                                                              131
                                                                              127
                                                                              126
                                                                              132
                                                                              138
                                                                              135
                                                                              131
                                                                              130
                                                                              131
                                                                              131
                                                                              129
                                                                              129
                                                                              130
Source: Bloomberg

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                             ...AND LATIN AMERICA
(Morgan Stanley Capital International Emerging Markets Free Latin America
Index, $US)
Year-to-date return                                                                -21.0%
January                                                                              1164
                                                                                     1164
                                                                                     1174
                                                                                     1174
                                                                                     1134
                                                                                     1107
                                                                                     1074
                                                                                     1014
                                                                                     1023
                                                                                     1037
                                                                                     1035
                                                                                     1018
                                                                                     1046
                                                                                     1068
                                                                                     1051
                                                                                     1029
                                                                                     1030
                                                                                     1016
                                                                                     1017
                                                                                     1027
                                                                                     1028
February                                                                             1024
                                                                                     1033
                                                                                     1060
                                                                                     1070
                                                                                     1069
                                                                                     1071
                                                                                     1071
                                                                                     1074
                                                                                     1081
                                                                                     1089
                                                                                     1077
                                                                                     1073
                                                                                     1063
                                                                                     1066
                                                                                     1061
                                                                                     1063
                                                                                     1064
                                                                                     1060
                                                                                     1061
                                                                                     1077
March                                                                                1082
                                                                                     1087
                                                                                     1103
                                                                                     1104
                                                                                     1098
                                                                                     1092
                                                                                     1110
                                                                                     1104
                                                                                     1103
                                                                                     1112
                                                                                     1116
                                                                                     1129
                                                                                     1127
                                                                                     1132
                                                                                     1134
                                                                                     1134
                                                                                     1149
                                                                                     1169
                                                                                     1159
                                                                                     1149
                                                                                     1157
                                                                                     1158
April                                                                                1154
                                                                                     1158
                                                                                     1155
                                                                                     1156
                                                                                     1139
                                                                                     1146
                                                                                     1133
                                                                                     1138
                                                                                     1139
                                                                                     1139
                                                                                     1143
                                                                                     1154
                                                                                     1155
                                                                                     1144
                                                                                     1148
                                                                                     1152
                                                                                     1153
                                                                                     1139
                                                                                     1130
                                                                                     1129
                                                                                     1086
May                                                                                  1106
                                                                                     1113
                                                                                     1127
                                                                                     1127
                                                                                     1122
                                                                                     1120
                                                                                     1097
                                                                                     1091
                                                                                     1094
                                                                                     1074
                                                                                     1060
                                                                                     1050
                                                                                     1050
                                                                                     1059
                                                                                     1014
                                                                                     1017
                                                                                     1014
                                                                                     1010
                                                                                     1007
                                                                                      996
                                                                                      955
                                                                                      966
June                                                                                  982
                                                                                      978
                                                                                      954
                                                                                      980
                                                                                      969
                                                                                      991
                                                                                      998
                                                                                     1000
                                                                                      990
                                                                                      956
                                                                                      940
                                                                                      923
                                                                                      891
                                                                                      892
                                                                                      938
                                                                                      914
                                                                                      926
                                                                                      920
                                                                                      938
                                                                                      933
                                                                                      909
                                                                                      898
                                                                                      904
                                                                                      919
Source: Bloomberg

--------------------------------------------------------------------------------
   2

 LETTER TO SHAREHOLDERS

Naturally, the plunge in Asian equity prices raises the question of whether valuations in the Asian telecom sector have fallen to levels that warrant a higher allocation. I discussed this topic in my last report as well, and it continues to be highly relevant. My conclusion remains unchanged: it is not yet the time to increase the Fund's holdings in Asian companies.

The chart below compares the valuations of Emerging Asian telecommunication companies ("telcos") to those in Latin America and Europe according to a standard measure (I.E., company enterprise value as a multiple of cash flow). The data, produced by a respected research source, indicate that, even with the sharp decline in Asian equity prices, valuations of Asian telcos are actually higher (and meaningfully so) than those in Latin America and much closer to those of the fully developed North American market. I am thus persuaded to avoid most Asian exposure. I also tend to believe that the extent of the crisis in Emerging Asia may not be fully captured in these estimates.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

   ASIAN TELCOS STILL OVERVALUED*
(EV/EBITDA 1998E)
Latin America                          Emerging Asia   North America
5.0                                              7.6             8.4
* Prices as of 7/2/98
Source: Morgan Stanley Dean Witter

--------------------------------------------------------------------------------

 LETTER TO SHAREHOLDERS

PORTFOLIO STRUCTURE

TOP 10 HOLDINGS, BY ISSUER*

                                                    PERCENT OF
           HOLDING                   COUNTRY        NET ASSETS
       1.  GTS                    Eastern Europe           7.1
       2.  CRT                        Brazil               5.0
       3.  CANTV                    Venezuela              4.4
       4.  MATAV                     Hungary               4.3
       5.  PLD Telekom                Russia               4.1
       6.  Vimpel-Communications      Russia               3.4
       7.  Milicom Intl.              Global
           Cellular                                        3.4
       8.  OTE                        Greece               3.2
       9.  Rostelecom                 Russia               3.0
      10.  Bell Canada Intl.          Canada               2.5

* Company names are abbreviations of those found in the chart on page 8.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                          COUNTRY BREAKDOWN
                                    (AS A PERCENT OF NET ASSETS)
Eastern Europe                                                                                            11.05%
Global                                                                                                     4.41%
Greece                                                                                                     3.25%
Hungary                                                                                                    4.27%
India                                                                                                      3.80%
Israel                                                                                                     3.32%
Mexico                                                                                                     4.17%
Russia                                                                                                    10.50%
Venezuela                                                                                                  5.53%
Other*                                                                                                    26.44%
Argentina                                                                                                  5.29%
Brazil                                                                                                    15.45%
Canada                                                                                                     2.52%
* Other includes Central Europe, Chile, Hong Kong, Peru, Republic of Korea, Turkey and Cash & Cash
Equivalents.

Given today's environment, I am structuring the portfolio to emphasize geographical diversification and high-quality stocks. These are clearly reflected in the Fund's broad range of country allocations and stock selections. Even after deciding to minimize exposure to Asia, I am able to prudently diversify the portfolio across a wide variety of nations in Latin America and Eastern Europe.

My optimism about the Russian telecom market, for example, is such that Russia is the Fund's second-largest country exposure (after Brazil) and three Russian companies (PLD Telekom, Inc., Vimpel-Communications and Rostelecom) are among the Fund's top 10 holdings. To be sure, there are substantial political and macroeconomic concerns in Russia at present, but I am nonetheless attracted to companies like PLD and Vimpel-Com that have strong managements and valuable domestic franchises. The Fund has handsomely profited from the appreciation in such shares in recent months.

Let's take a look at PLD TELEKOM, INC. ("PLD"), which provides local, long-distance and international telecom services throughout Russia and among its neighboring countries. PLD recently received a major boost when Rupert Murdoch's News Corp. purchased a 38% equity interest, most of which was sold by Cable & Wireless of the UK. The active involvement of News Corp. should provide PLD with a reservoir of international operating expertise as well as financial deep pockets. PLD is a classic stock for a closed-end fund, as it is thinly traded and under-researched. I find its medium-term prospects intriguing.

GLOBAL TELESYSTEMS GROUP, INC. ("GTS"), to which I referred earlier, is a young company that provides a broad range of telecommunications services throughout Western and Central Europe and also does business in the former Soviet Union. The biggest portion of GTS's operations is Hermes Europe Railtel, the first (and, thus far, only) pan-European integrated long-distance telecommunications network.

--------------------------------------------------------------------------------
   4

 LETTER TO SHAREHOLDERS

Hermes's timing is extraordinary, as it coincides with the unprecedented liberalization of the European telecom business. Its brand-new, state-of-the-art network, which is designed to link the major cities of Western and Central Europe, is still under construction and should be fully operational by 2000. Hermes currently faces no comparable cross-border competition, a window of opportunity that I project will remain open for another two to three years. In Russia, GTS is the leading alternative telecom provider and shrewdly operates through a series of joint ventures.

GTS also boasts top-quality, highly experienced international management and unusually good access to the capital markets to meet its funding needs. I believe that it will continue to benefit investors, either through its own successful operations or as a potential acquisition candidate.

A promising direction I have pursued is to identify companies listed in developed-world markets that are significantly involved in emerging markets. One such company is BELL CANADA INTERNATIONAL INC. ("BCI"), the primary overseas investment vehicle for BCE, Inc., the dominant Canadian telecom provider. BCI, whose initial public offering took place in late 1997, is focused on emerging markets and holds equity stakes in wireless operators in Latin America (I.E., Colombia, Brazil) and Asia/Pacific (India, China, Taiwan). It is a fairly recent addition to the portfolio.

My investment thesis for BCI is quite simple. This is a developed-world company that sees big potential in the emerging world and is aggressively focused on realizing that potential. BCI's emphasis on wireless telephony is a major positive, as geographical conditions in much of Latin America and Asia are not conducive to significant penetration by traditional wire-based service. I also like its regional/country diversification approach, which serves to reduce business risk while enhancing potential returns.

As exemplified by BCI, there are attractive opportunities for investment in emerging equity markets to be found among developed nations. With the benefit of hindsight, I made an error by not investing more heavily in such stocks earlier during the past year, given their relative outperformance versus emerging market telcos. The Fund, however, can hold up to 25% of the portfolio in stocks of telecom-related companies in developed nations. Valuations are now less compelling, but I will continue to look for situations like BCI.

OUTLOOK

Given both the high level of volatility in emerging equity markets and the lack of any substantive evidence suggesting that the Asian economic crisis is likely to end soon, I believe that a cautious investment stance is most appropriate in the near term. Telecommunications stocks in most emerging markets are typically viewed as proxies for their respective markets and, thus, should be most influenced by bigger-picture considerations that outweigh individual-company fundamentals.

With this in mind, I have raised the Fund's cash position to a very high level (I.E., about 15% of total assets) and intend to act with great patience and selectivity in making new purchases. Additionally, valuations of Asian telcos are unattractively high, while those of Latin American telcos are comparatively low but, because of the risk of further "contagion" from Asia, may fall even lower.

On a more positive note, I expect that the long-awaited privatization of Telecomunicacoes Brasileiras S.A. ("Telebras") will take place within the next 30-60 days, as the Brazilian government has promised. The growing level of interest in the process shown by many of the world's most prominent telecommunications providers is an encouraging reminder

--------------------------------------------------------------------------------

 LETTER TO SHAREHOLDERS
of the great potential offered by investment in emerging market telecommunications stocks. I believe that the results of the Telebras sale should have favorable implications for the valuations of telecom stocks throughout the emerging market universe.

Sincerely yours,

            [SIGNATURE]
Richard W. Watt
President
Chief Investment Officer *

FROM BEA ASSOCIATES:

Like other financial and business organizations, the Fund and its portfolio could be adversely affected if the computer systems they rely on do not properly process date-related information and data involving the years 2000 and after. We at BEA Associates are taking steps that we believe are reasonable to address this problem in our own computer system and are seeking assurances that comparable steps are being taken by the Fund's other major service providers. BEA Associates is also attempting to evaluate the potential impact of this problem on the issues of investment securities that the portfolio purchases. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Fund and portfolio.

--------------------------------------------------------------------------------
* Richard W. Watt, who is a Managing Director of BEA Associates, is primarily responsible for management of the Fund's assets. Mr. Watt has served the Fund in such capacity since January 1, 1997. He joined BEA Associates on August 2, 1995. Mr. Watt formerly was associated with Gartmore Investment Limited in London, where he was head of emerging markets investments and research. Before joining Gartmore Investment Limited in 1992, Mr. Watt was a Director of Kleinwort Benson International Investments in London, where he was responsible for research, analysis and trading of equities in Latin America and other regions. Mr. Watt is President, Chief Investment Officer and a Director of the Fund. He also is President, Chief Investment Officer and a Director of The Brazilian Equity Fund, Inc., The Chile Fund, Inc., The Emerging Markets Infrastructure Fund, Inc., The First Israel Fund, Inc., The Latin America Equity Fund, Inc., The Latin America Investment Fund, Inc. and The Portugal Fund, Inc.

--------------------------------------------------------------------------------
   6

--------------------------------------------------------------------------------

THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.

PORTFOLIO SUMMARY - AS OF MAY 31, 1998 (UNAUDITED)
--------------------------------------------------------------------------------
 SECTOR ALLOCATION

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

       AS A PERCENT OF NET ASSETS

                                            May 31, 1998   May 31, 1997
Cellular Communications                           17.89%         11.26%
Electric Distribution                              1.63%          9.33%
Electric Generation                                1.53%          4.37%
Gas & Oil                                          3.12%          4.11%
Local and/or Long Distance Telephone
Service                                           27.57%         48.86%
Radio/Television                                   3.38%          0.00%
Telecommunications                                17.88%         11.57%
Utilities                                          2.50%          0.00%
Other                                              7.20%          4.50%
Cash & Cash Equivalents                           17.30%          6.01%

 GEOGRAPHIC ASSET BREAKDOWN

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

   AS A PERCENT OF NET ASSETS

                                   May 31, 1998   May 31, 1997
Asia                                      5.98%         11.06%
Caribbean                                 0.00%          1.60%
Eastern Europe                           27.68%          7.63%
Europe                                    5.71%          5.59%
Latin America                            33.28%         56.82%
Middle East                               3.32%          8.51%
North America                             2.52%          0.00%
Global                                    4.41%          5.77%
Cash & Cash Equivalents                  17.10%          3.02%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.

PORTFOLIO SUMMARY - AS OF MAY 31, 1998 (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------
 SUMMARY OF EQUITY OR EQUITY-LINKED SECURITIES BY COUNTRY/REGION

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

   AS A PERCENT OF NET ASSETS

                                   May 31, 1998   May 31, 1997
Argentina                                 5.29%          2.37%
Brazil                                   15.45%         13.07%
Canada                                    2.52%          0.00%
Central Europe                            2.46%          0.00%
Chile                                     2.02%         19.67%
Eastern Europe                           11.05%          6.02%
Greece                                    3.25%          0.00%
Hungary                                   4.27%          0.00%
India                                     3.80%          3.05%
Indonesia                                 0.00%          3.26%
Israel                                    3.32%          8.51%
Mexico                                    4.17%          2.51%
Peru                                      0.82%         11.84%
Portugal                                  0.00%          3.36%
Russia                                   10.50%          1.61%
Venezuela                                 5.53%          4.37%
Global                                    4.41%          5.77%
Other                                     4.04%          8.58%

 TOP 10 HOLDINGS, BY ISSUER

                                                                                                                  Percent of Net
           Holding                                                          Sector              Country/Region        Assets
--------------------------------------------------------------------------------------------------------------------------------
       1.  Global TeleSystems Group, Inc.                          Cellular Communications      Eastern Europe           7.1
--------------------------------------------------------------------------------------------------------------------------------
       2.  Companhia Riograndense de Telecomunicacoes S.A.            Telecommunications            Brazil               5.0
--------------------------------------------------------------------------------------------------------------------------------
       3.  Compania Anonima Nacional Telefonos de Venezuela       Local and/or Long Distance
                                                                      Telephone Service           Venezuela              4.4
--------------------------------------------------------------------------------------------------------------------------------
       4.  Magyar Tavkozlesi Rt.                                  Local and/or Long Distance
                                                                      Telephone Service            Hungary               4.3
--------------------------------------------------------------------------------------------------------------------------------
       5.  PLD Telekom, Inc.                                      Local and/or Long Distance
                                                                      Telephone Service             Russia               4.1
--------------------------------------------------------------------------------------------------------------------------------
       6.  Vimpel-Communications                                   Cellular Communications          Russia               3.4
--------------------------------------------------------------------------------------------------------------------------------
       7.  Millicom International Cellular S.A.                    Cellular Communications          Global               3.4
--------------------------------------------------------------------------------------------------------------------------------
       8.  Hellenic Telecommunication Organization S.A.               Telecommunications            Greece               3.2
--------------------------------------------------------------------------------------------------------------------------------
       9.  Rostelecom                                             Local and/or Long Distance
                                                                      Telephone Service             Russia               3.0
--------------------------------------------------------------------------------------------------------------------------------
      10.  Bell Canada International Inc.                             Telecommunications            Canada               2.5
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   8

--------------------------------------------------------------------------------
THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.

SCHEDULE OF INVESTMENTS - MAY 31, 1998
--------------------------------------------------------------------------------

                                             No. of         Value
Description                                  Shares       (Note A)
--------------------------------------------------------------------
 EQUITY OR EQUITY-LINKED SECURITIES-82.40%
 EQUITY OR EQUITY-LINKED SECURITIES OF TELECOMMUNICATION COMPANIES
 IN EMERGING COUNTRIES-63.66%
 ARGENTINA-2.18%
CEI Citicorp Holdings S.A., Class B
 (Cost $2,992,824)......................        752,703  $ 3,012,243
                                                         -----------
 BRAZIL-12.02%
Companhia Riograndense de
 Telecomunicacoes S.A...................      6,392,200    6,890,961
Telecomunicacoes Brasileiras S.A. ON....     27,735,000    2,338,879
Telecomunicacoes Brasileiras S.A. PN
 ADR....................................          7,200      767,700
Telecomunicacoes de Sao Paulo S.A. PN...     10,940,556    2,339,819
Telecomunicacoes do Rio de Janeiro S.A.
 PN.....................................     38,929,400    3,249,052
Telesp Celular S.A. PNB+................     10,940,556    1,008,215
                                                         -----------
TOTAL BRAZIL (Cost $16,153,765)........................   16,594,626
                                                         -----------
 CHILE-0.22%
Compania de Telecomunicaciones de Chile
 S.A., Class A..........................         23,234      126,569
Compania de Telecomunicaciones de Chile
 S.A., Class B..........................         48,195      179,970
                                                         -----------
TOTAL CHILE (Cost $272,739)............................      306,539
                                                         -----------
 EASTERN EUROPE-9.24%
Global TeleSystems Group, Inc.*+........        284,018    9,793,278
SPT Telecom a.s.........................         23,054    2,962,718
                                                         -----------
TOTAL EASTERN EUROPE
 (Cost $4,555,976).....................................   12,755,996
                                                         -----------
 GREECE-3.25%
Hellenic Telecommunication Organization
 S.A. GDR++ (Cost $3,413,247)...........        312,000    4,485,000
                                                         -----------

                                             No. of         Value
Description                                  Shares       (Note A)
--------------------------------------------------------------------

 HONG KONG-2.13%
Asia Satellite Telecommunications ADR...         38,000  $   600,875
China Telecom (Hong Kong) Ltd. ADR+.....         40,000    1,425,000
Hong Kong Telecommunications Ltd.+......        320,000      576,074
Smartone Telecommunications.............        145,000      343,367
                                                         -----------
TOTAL HONG KONG (Cost $3,260,674)......................    2,945,316
                                                         -----------
 HUNGARY-4.27%
Magyar Tavkozlesi Rt. ADR+ (Cost
 $4,867,281)............................        210,245    5,886,860
                                                         -----------
 INDIA-2.80%
Mahanagar Telephone Nigam Ltd. GDR++....        113,200    1,485,750
Mahanagar Telephone Nigam Ltd., Warrants
 (expiring 06/30/00)+...................        125,000      686,250
Mahanagar Telephone Nigam Ltd., Warrants
 (expiring 04/22/02)+...................         42,000      230,580
Videsh Sanchar Nigam Ltd. GDR++.........        122,605    1,455,934
                                                         -----------
TOTAL INDIA (Cost $5,021,202)..........................    3,858,514
                                                         -----------
 ISRAEL-1.94%
Geotek Communications, Inc., Convertible
 Preferred Series M, 8.50%*.............            100       48,579
M-Systems Flash Disk Pioneers Ltd.,
 Warrants (expiring 06/30/98)+..........         61,524       52,002
Nexus Telecommunication Systems Ltd.
 (units)+(a)............................        170,784    1,200,825
Tadiran Ltd. ADR........................         34,000    1,368,500
                                                         -----------
TOTAL ISRAEL (Cost $2,651,033).........................    2,669,906
                                                         -----------
 MEXICO-4.17%
Grupo Iusacell, S.A. de C.V., Series L
 ADR+...................................         70,100    1,121,600
Grupo Radio Centro S.A. de C.V..........        889,000    1,262,366

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.

SCHEDULE OF INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------

                                             No. of         Value
Description                                  Shares       (Note A)
--------------------------------------------------------------------
 MEXICO (CONTINUED)
Telefonos de Mexico, S.A. de C.V. ADR...         71,200  $ 3,377,550
                                                         -----------
TOTAL MEXICO (Cost $6,852,975).........................    5,761,516
                                                         -----------
 RUSSIA-10.50%
PLD Telekom, Inc.+......................        798,975    5,617,793
Rostelecom ADR..........................        269,300    4,140,488
Vimpel-Communications ADR+..............         97,600    4,727,500
                                                         -----------
TOTAL RUSSIA (Cost $14,521,408)........................   14,485,781
                                                         -----------
 TURKEY-1.86%
Alcatel Teletas Telekomunikasyon
 Endustri ve Ticaret A.S................     11,862,000    1,515,470
Netas Northern Elektrik Telekomunikasyon
 A.S.+..................................      3,556,500    1,046,434
                                                         -----------
TOTAL TURKEY (Cost $2,811,293).........................    2,561,904
                                                         -----------
 VENEZUELA-5.53%
Compania Anonima Nacional Telefonos de
 Venezuela ADR..........................        197,300    6,079,306
Venworld Telecommunications+=/=.........        125,947    1,550,480
                                                         -----------
TOTAL VENEZUELA (Cost $8,632,623)......................    7,629,786
                                                         -----------
 GLOBAL-3.55%
International Wireless Communications,
 Inc., Series D*+.......................        220,120            0
International Wireless Communications,
 Inc., Series F*+.......................         15,440            0
International Wireless Communications,
 Inc., Warrants (expiring 12/31/98)*+...          1,240            0
International Wireless Communications,
 Inc., Warrants (expiring 06/29/05)*+...              1            0
Millicom International Cellular S.A.+...        119,735    4,654,698
                                             No. of         Value
Description                                  Shares       (Note A)
--------------------------------------------------------------------
 GLOBAL (CONTINUED)

Telesoft Partners Ltd.*#................        250,000  $   250,000
                                                         -----------
TOTAL GLOBAL (Cost $4,612,956).........................    4,904,698
                                                         -----------
TOTAL EMERGING COUNTRIES (Cost $80,619,996)............
                                                          87,858,685
                                                         -----------
 EQUITY SECURITIES OF TELECOMMUNICATION COMPANIES IN DEVELOPED
 COUNTRIES-4.98%
 CANADA-2.52%
Bell Canada International Inc.+ (Cost
 $3,202,802)............................        135,900    3,482,438
                                                         -----------
 CENTRAL EUROPE-2.46%
Central European Media Enterprises Ltd.+
 (Cost $3,858,055)......................        149,300    3,396,575
                                                         -----------
TOTAL DEVELOPED COUNTRIES (Cost $7,060,857)............
                                                           6,879,013
                                                         -----------
 EQUITY SECURITES OF COMPANIES PROVIDING OTHER ESSENTIAL SERVICES IN
 THE DEVELOPMENT OF AN EMERGING COUNTRY'S INFRASTRUCTURE-13.76%
 ARGENTINA-3.11%
Camuzzi Argentina S.A.*+................      1,383,478    2,631,375
Sodigas del Sur S.A.*...................        421,485      783,962
Sodigas Pampeana S.A.*..................        583,264      886,561
                                                         -----------
TOTAL ARGENTINA (Cost $3,032,673)......................    4,301,898
                                                         -----------
 BRAZIL-3.43%
Companhia de Saneamento Basico do Estado
 de Sao Paulo ON........................     19,396,000    3,288,172
                                            Par (000)
                                          -------------
Enersul, Convertible Bond, 16.00%,
 09/01/98...............................     BRL  1,000    1,442,713
                                                         -----------
TOTAL BRAZIL (Cost $6,423,469).........................    4,730,885
                                                         -----------

--------------------------------------------------------------------------------
   10

--------------------------------------------------------------------------------
THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.

SCHEDULE OF INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------

                                             No. of         Value
Description                                  Shares       (Note A)
--------------------------------------------------------------------
 CHILE-1.60%
Chilectra S.A...........................         44,615  $   269,503
Compania de Consumidores de Gas de
 Santiago S.A...........................         57,580      156,835
Compania Electrica del Rio Maipo S.A....        554,300      280,042
Compania General de Electricidad S.A....         89,822      285,102
Cristalerias de Chile S.A...............         61,242      266,357
Empresa Electrica Pehuenche S.A.........        350,918      262,081
Empresa Nacional de Electricidad S.A....        325,000      167,051
Empresas Emel S.A.......................         16,402      281,023
Enersis S.A.............................        490,000      244,327
                                                         -----------
TOTAL CHILE (Cost $2,299,487)..........................    2,212,321
                                                         -----------
 EASTERN EUROPE-1.81%
Elektrim Spolka Akcyjna S.A. (Cost
 $1,793,760)............................        189,947    2,497,441
                                                         -----------
 INDIA-1.00%
Morgan Stanley India Investment Fund,
 Inc.+ (Cost $1,377,207)................        172,100    1,376,800
                                                         -----------
 ISRAEL-1.38%
Kardan Technology Ventures L.P.*+#......        250,000      250,000
PEC Israel Economic Corp.+..............         74,620    1,650,968
                                                         -----------
TOTAL ISRAEL (Cost $2,111,400).........................    1,900,968
                                                         -----------
 PERU-0.82%
Ontario-Quinta A.V.V.* (Cost
 $1,054,682)............................      1,026,885    1,130,247
                                                         -----------
 REPUBLIC OF KOREA-0.05%
Samsung Display Services Co. (Cost
 $57,235)...............................          1,838       65,163
                                                         -----------
 GLOBAL-0.56%
Emerging Markets Ventures, L.P.*+# (Cost
 $771,212)..............................        771,169      771,169
                                                         -----------
TOTAL OTHER ESSENTIAL SERVICES (Cost $18,921,125)......
                                                          18,986,892
                                                         -----------
TOTAL EQUITY OR EQUITY-LINKED SECURITIES (Cost
 $106,601,978).........................................  113,724,590
                                                         -----------

                                               Par          Value
Description                                   (000)       (Note A)
--------------------------------------------------------------------
 FIXED RATE INVESTMENT-0.30%
 GLOBAL-0.30%
International Wireless Communications,
 Inc. Senior Secured Notes,
 14.00%-25.00%, 08/17/02*(b) (Cost
 $381,401)..............................        USD 385  $   418,695
                                                         -----------
 SHORT-TERM INVESTMENTS-0.20%
 CHILEAN MUTUAL FUNDS-0.20%
                                             No. of
                                             Shares
                                          -------------
Fondo Mutuo Santander...................         35,362      156,822
Fondo Mutuo Security Check..............         27,298      120,858
                                                         -----------
TOTAL SHORT-TERM INVESTMENTS (Cost $277,513)...........
                                                             277,680
                                                         -----------

TOTAL INVESTMENTS-82.90%
 (Cost $107,260,892) (Notes A,D).......................  114,420,965
CASH AND OTHER ASSETS IN EXCESS OF
 LIABILITIES-17.10%....................................   23,601,560
                                                         -----------

NET ASSETS-100.00%.....................................  $138,022,525
                                                         -----------
                                                         -----------
---------------------------------------------------------
*          Not readily marketable security.
+          Security is non-income producing.
++         SEC Rule 144A security. Such securities are traded
           only among "qualified institutional buyers."
=/=        Restricted security (See Note F).
#          As of May 31, 1998, the Fund committed to investing
           an additional $1,000,000, $750,000 and $2,028,831 of
           capital in Telesoft Partners Ltd., Kardan Technology
           Ventures L.P. and Emerging Markets Ventures, L.P.,
           respectively.
(a)        Includes 170,784 warrants, expiring 11/28/00, with a
           market value of $5,337.
(b)        As of March 31, 1998, this investment ceased accruing
           interest.
ADR        American Depositary Receipts.
BRL        Brazilian Real.
GDR        Global Depositary Receipts.
ON         Ordinary Shares.
PN         Preferred Shares.
PNB        Preferred Shares, Class B.
USD        United States Dollars.

--------------------------------------------------------------------------------
 See accompanying notes to financial statements.

--------------------------------------------------------------------------------

THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES - MAY 31, 1998
--------------------------------------------------------------------------------

 ASSETS
Investments, at value (Cost
 $107,260,892) (Note A).................     $114,420,965
Cash (including $6,410 of foreign
 currencies with a cost of $6,409) (Note
 A).....................................       21,255,828
Receivables:
  Investments sold......................        8,934,020
  Dividends.............................          534,965
  Interest..............................           45,324
Prepaid expenses and other assets.......           23,900
                                             ------------
Total Assets............................      145,215,002
                                             ------------

 LIABILITIES
Payables:
  Investments purchased.................        6,728,741
  Investment advisory fee (Note B)......          303,193
  Administration fees (Note B)..........           42,199
  Other accrued expenses................          118,344
                                             ------------
Total Liabilities.......................        7,192,477
                                             ------------
NET ASSETS (applicable to 8,434,919
 shares of common stock outstanding)
 (Note C)...............................     $138,022,525
                                             ------------
                                             ------------

NET ASSET VALUE PER SHARE ($138,022,525
  DIVIDED BY 8,434,919).................           $16.36
                                             ------------
                                             ------------

 NET ASSETS CONSIST OF
Capital stock, $0.001 par value;
 8,434,919 shares issued and outstanding
 (100,000,000 shares authorized)........     $      8,435
Paid-in capital.........................      116,183,960
Accumulated net realized gain on
 investments and foreign currency
 related transactions...................       14,688,434
Net unrealized appreciation in value of
 investments and translation of other
 assets and liabilities denominated in
 foreign currencies.....................        7,141,696
                                             ------------
Net assets applicable to shares
 outstanding............................     $138,022,525
                                             ------------
                                             ------------

--------------------------------------------------------------------------------
                                 See accompanying notes to financial statements.
   12

--------------------------------------------------------------------------------
THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.

STATEMENT OF OPERATIONS - FOR THE FISCAL YEAR ENDED MAY 31, 1998
--------------------------------------------------------------------------------

 INVESTMENT INCOME
Income (Note A):
  Dividends.............................     $  2,474,815
  Interest..............................        1,046,598
  Less: Foreign taxes withheld..........         (162,768)
                                             ------------
  Total Investment Income...............        3,358,645
                                             ------------
Expenses:
  Investment advisory fees (Note B).....        1,985,605
  Administration fees (Note B)..........          285,971
  Custodian fees........................          257,218
  Printing..............................          140,445
  Accounting fees.......................          126,744
  Audit and legal fees..................           81,627
  Transfer agent fees...................           39,345
  Directors' fees.......................           37,169
  Insurance.............................           18,849
  NYSE listing fees.....................           16,577
  Other.................................           24,648
  Brazilian taxes (Note A)..............          160,503
  Chilean repatriation taxes (Note A)...          666,658
                                             ------------
  Total Expenses........................        3,841,359
                                             ------------
  Net Investment Loss...................         (482,714)
                                             ------------

 NET REALIZED AND UNREALIZED LOSS ON
 INVESTMENTS AND FOREIGN CURRENCY
 RELATED TRANSACTIONS
Net realized gain/(loss) from:
  Investments...........................       38,152,314
  Foreign currency related
   transactions.........................         (623,477)
Net change in unrealized appreciation in
 value of investments and translation of
 other assets and liabilities
 denominated in foreign currencies......      (49,357,447)
                                             ------------
Net realized and unrealized loss on
 investments and foreign currency
 related transactions...................      (11,828,610)
                                             ------------
NET DECREASE IN NET ASSETS RESULTING
 FROM OPERATIONS........................     $(12,311,324)
                                             ------------
                                             ------------

--------------------------------------------------------------------------------
 See accompanying notes to financial statements.

--------------------------------------------------------------------------------
THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                              For the Fiscal Years Ended
                                                        May 31,
                                             -----------------------------
                                                 1998             1997
                                             -----------------------------

 INCREASE/(DECREASE) IN NET ASSETS
Operations:
  Net investment income/(loss)..........     $   (482,714)    $    891,960
  Net realized gain on investments and
   foreign currency related
   transactions.........................       37,528,837       23,679,428
  Net change in unrealized appreciation
   in value of investments and
   translation of other assets and
   liabilities denominated in foreign
   currencies...........................      (49,357,447)         419,091
                                             ------------     ------------
    Net increase/(decrease) in net
     assets resulting from operations...      (12,311,324)      24,990,479
                                             ------------     ------------
Dividends and distributions to
 shareholders:
  Net investment income.................         (789,507)      (2,247,555)
  Net realized gain on investments and
   foreign currency related
   transactions.........................      (30,504,043)     (17,743,203)
                                             ------------     ------------
    Total dividends and distributions to
     shareholders.......................      (31,293,550)     (19,990,758)
                                             ------------     ------------
    Total increase/(decrease) in net
     assets.............................      (43,604,874)       4,999,721
                                             ------------     ------------

 NET ASSETS
Beginning of year.......................      181,627,399      176,627,678
                                             ------------     ------------
End of year (including undistributed net
 investment income of $789,507 for the
 fiscal year ended May 31, 1997)........     $138,022,525     $181,627,399
                                             ------------     ------------
                                             ------------     ------------

--------------------------------------------------------------------------------
                                 See accompanying notes to financial statements.
   14

--------------------------------------------------------------------------------
THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.

STATEMENT OF CASH FLOWS - FOR THE FISCAL YEAR ENDED MAY 31, 1998
--------------------------------------------------------------------------------

 INCREASE/(DECREASE) IN CASH FROM
Operating Activities:
  Investment income received............     $   3,407,790
  Operating expenses paid...............        (3,899,408)
                                             -------------
Net decrease in cash from operating
 activities.............................                       $   (491,618)
Investing Activities:
  Purchases of long-term portfolio
   investments..........................      (232,896,950)
  Proceeds from disposition of
   short-term portfolio investments,
   net..................................         5,238,304
  Proceeds from disposition of long-term
   portfolio investments................       275,349,967
  Proceeds from notes receivable........           629,321
                                             -------------
Net increase in cash from investing
 activities.............................                         48,320,642
Financing Activities:
  Cash dividends paid ..................                        (31,293,550)
                                                               ------------
Net increase in cash....................                         16,535,474
Cash at beginning of year...............                          4,720,354
                                                               ------------
Cash at end of year (Note A)............                       $ 21,255,828
                                                               ------------
                                                               ------------

 RECONCILIATION OF NET DECREASE IN NET
 ASSETS RESULTING FROM OPERATIONS TO NET
 DECREASE IN CASH FROM OPERATING
 ACTIVITIES
Net decrease in net assets resulting
 from operations........................                       $(12,311,324)
Adjustments:
  Decrease in dividend and interest
   receivable...........................            49,146
  Decrease in accrued expenses..........           (77,830)
  Decrease in prepaid expenses..........            19,780
  Net realized and unrealized loss on
   investments and foreign currency
   related transactions.................        11,828,610
                                             -------------
Total adjustments.......................                         11,819,706
                                                               ------------
NET DECREASE IN CASH FROM OPERATING
 ACTIVITIES.............................                       $   (491,618)
                                                               ------------
                                                               ------------

--------------------------------------------------------------------------------
 See accompanying notes to financial statements.

--------------------------------------------------------------------------------

THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Contained below is per share operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from information provided in the financial statements and market price data for the Fund's shares.
--------------------------------------------------------------------------------

                                                            For the Fiscal Years Ended                For the Period
                                                                      May 31,                         June 25, 1992*
                                               -----------------------------------------------------      through
                                                 1998       1997       1996       1995       1994      May 31, 1993
                                               ----------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period.........     $21.53     $20.94     $19.20     $20.90     $14.95         $13.84  **
                                               ---------  ---------  ---------  ---------  ---------  ---------------
Net investment income/(loss).................      (0.06)      0.10       0.27       0.11       0.13           0.16
Net realized and unrealized gain/(loss) on
 investments and foreign currency related
 transactions................................      (1.40)      2.86       1.91       0.01       7.03+          1.20
                                               ---------  ---------  ---------  ---------  ---------  ---------------
Net increase/(decrease) in net assets
 resulting from operations...................      (1.46)      2.96       2.18       0.12       7.16           1.36
                                               ---------  ---------  ---------  ---------  ---------  ---------------
Dividends and distributions to shareholders:
  Net investment income......................      (0.09)     (0.27)     (0.04)     (0.04)     (0.15)         (0.14  )
  Net realized gain on investments and
   foreign currency related transactions.....      (3.62)     (2.10)     (0.40)     (1.78)     (1.06)         (0.11  )
                                               ---------  ---------  ---------  ---------  ---------  ---------------
Total dividends and distributions to
 shareholders................................      (3.71)     (2.37)     (0.44)     (1.82)     (1.21)         (0.25  )
                                               ---------  ---------  ---------  ---------  ---------  ---------------
Net asset value, end of period...............     $16.36     $21.53     $20.94     $19.20     $20.90         $14.95
                                               ---------  ---------  ---------  ---------  ---------  ---------------
                                               ---------  ---------  ---------  ---------  ---------  ---------------
Market value, end of period..................    $13.000    $17.375    $17.375    $17.750    $22.750        $14.500
                                               ---------  ---------  ---------  ---------  ---------  ---------------
                                               ---------  ---------  ---------  ---------  ---------  ---------------
Total investment return(a)...................      (4.57)%     14.31%      0.21%    (13.94)%     64.74%          5.85  %
                                               ---------  ---------  ---------  ---------  ---------  ---------------
                                               ---------  ---------  ---------  ---------  ---------  ---------------

 RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)......   $138,023   $181,627   $176,628   $161,925   $176,253       $125,338
Ratio of expenses to average net assets,
 including taxes.............................       2.32 (b)      1.90 (b)      1.77%      1.89%      1.81%          1.99  %(c)
Ratio of net investment income/(loss) to
 average net assets..........................      (0.29)%      0.52%      1.40%      0.53%      0.63%          2.02  %(c)
Portfolio turnover rate......................     162.58%     42.14%     27.71%     14.29%     43.98%         22.55  %
Average commission rate per share(d).........    $0.0020    $0.0012         --         --         --             --

---------------------------------------------------------------------------
*    Commencement of investment operations.
** Initial public offering price of $15.00 per share less underwriting discount of $1.05 per share and offering expenses of $0.11 per share.
+ Includes a $0.03 per share increase to the Fund's net asset value per share resulting from the antidilutive impact of shares issued pursuant to the Fund's automatic Dividend Reinvestment Plan in January 1994.
(a) Total investment return at market value is based on the changes in market price of a share during the period and assumes reinvestment of dividends and distributions, if any, at actual prices pursuant to the Fund's dividend reinvestment program. Total investment return does not reflect brokerage commissions or initial underwriting discounts and has not been annualized.
(b) Ratios shown are inclusive of Brazilian transaction and Chilean repatriation taxes. If such taxes had not been imposed, the ratio of expenses to average net assets would have been 1.82% for both fiscal years ended May 31, 1998 and May 31, 1997.
(c)  Annualized.
(d) Computed by dividing the total amount of brokerage commissions paid by the total shares of investment securities purchased and sold during the respective periods for which commissions were charged, as required by the SEC for fiscal years beginning on or after September 1, 1995.

--------------------------------------------------------------------------------
                                 See accompanying notes to financial statements.
   16

--------------------------------------------------------------------------------

THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

 NOTE A. SIGNIFICANT ACCOUNTING POLICIES
The Emerging Markets Telecommunications Fund, Inc. (the "Fund") was incorporated in Maryland on February 11, 1992 and commenced investment operations on June 25, 1992. The Fund is registered under the Investment Company Act of 1940, as amended, as a closed-end, non-diversified management investment company. Significant accounting policies are as follows:

MANAGEMENT ESTIMATES: The preparation of financial statements in accordance with generally accepted accounting principles requires management to make certain estimates and assumptions that may affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

PORTFOLIO VALUATION: Investments are stated at value in the accompanying financial statements. All securities for which market quotations are readily available are valued at the closing price quoted for the securities prior to the time of determination (but if bid and asked quotations are available, at the mean between the last current bid and asked prices). Securities that are traded over-the-counter are valued at the mean between the current bid and the asked prices, if available. All other securities and assets are valued at the fair value as determined in good faith by the Board of Directors. Short-term investments having a maturity of 60 days or less are valued on the basis of amortized cost. The Board of Directors has established general guidelines for calculating fair value of non-publicly traded securities. At May 31, 1998, the Fund held 13.41% of its net assets in securities valued in good faith by the Board of Directors with an aggregate cost of $12,881,939 and fair value of $18,514,347. The net asset value per share of the Fund is calculated on each business day, with the exception of those days on which the New York Stock Exchange is closed.

CASH: Deposits held at Brown Brothers Harriman & Co., the Fund's custodian, in a variable rate account are classified as cash. At May 31, 1998, the account's interest rate was 5.0625%, which resets on a daily basis. Amounts on deposit are generally available on the same business day.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME: Investment transactions are accounted for on the trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is recorded on an accrual basis; dividend income is recorded on the ex-dividend date.

TAXES: No provision is made for U.S. federal income or excise taxes as it is the Fund's intention to continue to qualify as a regulated investment company and to make the requisite distributions to its shareholders which will be sufficient to relieve it from all or substantially all U.S. federal income and excise taxes.

Income received by the Fund from sources within emerging countries and other foreign countries may be subject to withholding and other taxes imposed by such countries.

Under certain circumstances the Fund may be subject to a maximum of 36% Israeli capital gains tax on gains derived from the sale of certain Israeli investments.

The Fund is subject to a 10% Chilean repatriation tax with respect to all remittances from Chile in excess of original invested capital. For the fiscal year ended May 31, 1998, the Fund incurred $666,658 of such expense.

Effective January 23, 1997, Brazil imposes a 0.20% CONTRIBUCAO SOBRE MOVIMENTACAO FINANCIERA ("CPMF") tax that applies to most debit transactions carried out by

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------
financial institutions. For the fiscal year ended May 31, 1998, the Fund incurred $160,503 of such expense.

FOREIGN CURRENCY TRANSACTIONS: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

     (I) market value of investment securities, assets and liabilities at the current rate of exchange; and

    (II) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses in investments in equity securities which is due to changes in the foreign exchange rates from that which is due to change in market prices of equity securities. Accordingly, realized and unrealized foreign currency gains and losses with respect to such securities are included in the reported net realized and unrealized gains and losses on investment transactions balances. However, the Fund does isolate the effect of fluctuations in foreign exchange rates when determining the gain or loss upon the sale or maturity of foreign currency denominated debt obligations pursuant to U.S. federal income tax regulations, with such amount categorized as foreign exchange gain or loss for both financial reporting and income tax reporting purposes.

Net currency gains from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation/depreciation on investments, foreign currency holdings, and other assets and liabilities denominated in foreign currencies.

Net realized foreign exchange losses represent foreign exchange gains and losses from sales and maturities of debt securities, transactions in foreign currencies and forward foreign currency contracts, exchange gains or losses realized between the trade date and settlement dates on security transactions, and the difference between the amounts of interest and dividends recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received.

The Fund reports certain foreign currency related transactions and foreign taxes withheld on security transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income for U.S. federal income tax purposes.

SECURITIES LENDING: Security loans are required at all times to have collateral at least equal to 102% of the market value of the securities on loan; however, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

During the fiscal year ended May 31, 1998, the Fund earned $40,073 in securities lending income which is included under the caption INTEREST in the Statement of Operations. At May 31, 1998, the Fund had no securities out on loan to brokers.

DISTRIBUTIONS OF INCOME AND GAINS: The Fund distributes at least annually to shareholders substantially all of its net investment income and net realized short-term capital gains, if any. The Fund determines annually whether to distribute any net realized long-term capital gains in excess of net realized short-term capital losses, including capital loss carryovers, if any. An additional distribution may be made to the extent necessary to avoid the payment of a 4% U.S. federal excise tax. Dividends and distributions

--------------------------------------------------------------------------------
   18

--------------------------------------------------------------------------------
THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------
to shareholders are recorded by the Fund on the ex-dividend date.

The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for U.S. federal income tax purposes due to U.S. generally accepted accounting principles/tax differences in the character of income and expense recognition.

At May 31, 1998, the Fund reclassified a net investment loss of $482,714 and net realized losses from foreign currency related transactions of $623,477 to paid-in capital.

OTHER: Some countries require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is a deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad. Amounts repatriated prior to the end of specified periods may be subject to taxes as imposed by a foreign country.

The emerging countries' securities markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. A high proportion of the securities of many companies in emerging countries may be held by a limited number of persons, which may limit the number of securities available for investment by the Fund. The limited liquidity of emerging country securities markets may also affect the Fund's ability to acquire or dispose of securities at the price and time it wishes to do so.

The Fund, subject to local investment limitations, may invest up to 25% of its assets in non-publicly traded equity securities which may involve a high degree of business and financial risk and may result in substantial losses. Because of the current absence of any liquid trading market for these investments, the Fund may take longer to liquidate these positions than would be the case for publicly traded securities. Although these securities may be resold in privately negotiated transactions, the proceeds realized on such sales could be less than those originally paid by the Fund. Further, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements applicable to companies whose securities are publicly traded.

The Fund may enter into repurchase agreements on U.S. Government securities with primary government securities dealers recognized by the Federal Reserve Bank of New York and member banks of the Federal Reserve System and on securities issued by the governments of foreign countries, their instrumentalities and with creditworthy parties in accordance with established procedures. Repurchase agreements are contracts under which the buyer of a security simultaneously buys and commits to resell the security to the seller at an agreed upon price and date. Repurchase agreements are deposited with the Fund's custodian and, pursuant to the terms of the repurchase agreement, the collateral must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. If the value of the underlying securities fall below the value of the repurchase price plus accrued interest, the Fund will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the Fund maintains the right to sell the underlying securities at market value and may claim any resulting loss against the seller; collectibility of such claims may be limited. At May 31, 1998, the Fund had no such agreements.
 NOTE B. AGREEMENTS

BEA Associates ("BEA") serves as the Fund's investment adviser with respect to all investments. As

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------
compensation for its advisory services, BEA receives from the Fund an annual fee, calculated weekly and paid quarterly, equal to 1.25% of the first $100 million of the Fund's average weekly net assets, 1.125% of the next $100 million and 1.00% of amounts in excess of $200 million. For the fiscal year ended May 31, 1998, BEA earned $1,985,605 for advisory services. BEA also provides certain administrative services to the Fund and is reimbursed by the Fund for costs incurred on behalf of the Fund (up to $20,000 per annum). For the fiscal year ended May 31, 1998, BEA was reimbursed $14,078 for administrative services rendered to the Fund.

Bear Stearns Funds Management Inc. ("BSFM") serves as the Fund's U.S. administrator. The Fund pays BSFM a monthly fee that is computed weekly at an annual rate of 0.12% of the Fund's average weekly net assets. For the fiscal year ended May 31, 1998, BSFM earned $211,894 for administrative services.

BankBoston, N.A., Sao Paulo ("BB") and CELFIN Administradora de Fondos de Inversion de Capital Extranjero S.A. ("Chilean administrator") serve as the Fund's administrators with respect to Brazilian and Chilean investments, respectively. BB is paid for its services, out of the custody fee payable to Brown Brothers Harriman & Co., the Fund's accounting agent and custodian, a quarterly fee based on an annual rate of 0.10% of average month-end Brazilian net assets of the Fund. In return for services rendered, the Chilean administrator receives a fee computed monthly and paid quarterly at an annual rate of 0.10% of the Fund's average weekly net assets in Chile, subject to certain minimum annual fees and reimbursements for a predefined limit of their expenses.
 NOTE C. CAPITAL STOCK
The authorized capital stock of the Fund is 100,000,000 shares of common stock, $0.001 par value. Of the 8,434,919 shares outstanding at May 31, 1998, BEA owned 7,169 shares.
 NOTE D. INVESTMENT IN SECURITIES

For U.S. federal income tax purposes, the cost of securities owned at May 31, 1998 was $109,009,918. Accordingly, the net unrealized appreciation of investments (including investments denominated in foreign currencies) of $5,411,047, was composed of gross appreciation of $18,506,142 for those investments having an excess of value over cost and gross depreciation of $13,095,095 for those investments having an excess of cost over value.

For the fiscal year ended May 31, 1998, total purchases and sales of securities, other than short-term investments, were $239,625,691 and $284,728,273, respectively.
 NOTE E. CREDIT AGREEMENT

The Fund, along with 18 other U.S. regulated investment companies for which BEA serves as investment adviser, has a credit agreement with BankBoston, N.A. The agreement provides that each fund is permitted to borrow an amount equal to the lesser of $50,000,000 or 25% of the net assets of the fund. However, at no time shall the aggregate outstanding principal amount of all loans to any of the 19 funds exceed $50,000,000. The line of credit will bear interest at (i) the greater of the bank's prime rate or the Federal Funds Effective Rate plus 0.50% or (ii) the Adjusted Eurodollar Rate plus 1.50%. The amount outstanding under the credit agreement for the Fund averaged $15,068 with an average interest rate of 8.50% during the fiscal year ended May 31, 1998. At May 31, 1998, the Fund had no amounts outstanding under the credit agreement.

--------------------------------------------------------------------------------
   20

--------------------------------------------------------------------------------
THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

 NOTE F. RESTRICTED SECURITIES
Certain of the Fund's investments are restricted as to resale and are valued at the direction of the Fund's Board of Directors in good faith, at fair value, after taking into consideration available indications of value. The table below shows the number of shares held, the acquisition date, aggregate cost, fair value as of May 31, 1998, share value of such security and percent of net assets which the security comprises.

                                                                                                        PERCENT
                                          NUMBER                                              VALUE       OF
                                            OF     ACQUISITION            FAIR VALUE           PER        NET
SECURITY                                  SHARES      DATE     COST     AT MAY 31, 1998       SHARE     ASSETS
---------------------------------------  --------  ----------  ----  ---------------------   --------  ---------
Venworld Telecommunications............  125,947    07/14/92   $2,531,38    1,550,$480       $ 12.31      1.12

The Fund may incur certain costs in connection with the disposition of the above security.

--------------------------------------------------------------------------------

 REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Directors of The Emerging Markets Telecommunications Fund, Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, changes in net assets, cash flows and the financial highlights present fairly, in all material respects, the financial position of The Emerging Markets Telecommunications Fund, Inc. (the "Fund") at May 31, 1998, and the results of its operations, changes in its net assets, its cash flows and its financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 1998 by correspondence with the custodian, brokers and issuers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

2400 Eleven Penn Center
Philadelphia, Pennsylvania
July 15, 1998

--------------------------------------------------------------------------------
   22

 RESULTS OF ANNUAL MEETING OF SHAREHOLDERS (UNAUDITED)

On September 24, 1997, the annual meeting of shareholders of The Emerging Markets Telecommunications Fund, Inc. (the "Fund") was held and the following matters were voted upon:

(1) To re-elect two directors to the Board of Directors of the Fund.

NAME OF DIRECTOR                             FOR     WITHHELD  NON-VOTES
----------------------------------------  ---------  --------  ---------
James J. Cattano                          7,157,528   121,066  1,156,325
William W. Priest, Jr.                    7,152,585   126,009  1,156,325

In addition to the directors re-elected at the meeting, Dr. Enrique R. Arzac, Peter A. Gordon, George W. Landau, Martin M. Torino and Richard W. Watt continue to serve as directors of the Fund.

(2) To ratify the selection of Coopers & Lybrand L.L.P. as independent public accountants for the fiscal year ending May 31, 1998.

                                             FOR     AGAINST  ABSTAIN  NON-VOTES
                                          ---------  -------  -------  ---------
                                          6,397,039   34,387  847,168  1,156,325

 TAX INFORMATION (UNAUDITED)

The Fund is required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise its shareholders within 60 days of the Fund's fiscal year end (March 31, 1998) as to the U.S. federal tax status of distributions received by the Fund's shareholders in respect of such fiscal year. Of the $3.71 per share dividend paid in respect of such fiscal year $0.46 was from ordinary income and $3.25 was from net long-term capital gains of which $0.67 was from 28 percent rate gains and $2.58 was from 20 percent rate gains. There were no dividends which would qualify for the dividend received deduction available to corporate shareholders.

The Fund does not intend to make an election under Section 853 to pass through foreign taxes paid by the Fund to its shareholders. This information is given to meet certain requirements of the Internal Revenue Code of 1986, as amended. Shareholders should refer to their Form 1099-DIV to determine the amount includable on their respective tax returns for 1998.

Because the Fund's fiscal year is not the calendar year, another notification will be sent in respect of calendar year 1998. The notification will reflect the amount, if any, that calendar year 1998 taxpayers will report on their U.S. federal income tax returns. Such notification will be mailed with Form 1099-DIV in January, 1999.

Foreign shareholders will generally be subject to U.S. withholding tax on the amount of their dividends and distributions. They will generally not be entitled to a foreign tax credit or deduction for the foreign withholding taxes paid by the Fund.

In general, dividends and distributions received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keoghs and 403(b)(7) plans) may need this information for their annual information reporting.

Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund.

--------------------------------------------------------------------------------

 DESCRIPTION OF INVESTLINK* PROGRAM

The InvestLink Program is sponsored and administered by BankBoston, N.A., not by The Emerging Markets Telecommunications Fund, Inc. (the "Fund"). BankBoston, N.A. will act as program administrator (the "Program Administrator") of the InvestLink Program (the "Program"). The purpose of the Program is to provide interested investors with a simple and convenient way to invest funds and reinvest dividends in shares of the Fund's common stock ("Shares") at prevailing prices, with reduced brokerage commissions and fees.

An interested investor may join the Program at any time. Purchases of Shares with funds from a participant's cash payment or automatic account deduction will begin on the next day on which funds are invested. If a participant selects the dividend reinvestment option, automatic investment of dividends generally will begin with the next dividend payable after the Program Administrator receives his enrollment form. Once in the Program, a person will remain a participant until he terminates his participation or sells all Shares held in his Program account, or his account is terminated by the Program Administrator. A participant may change his investment options at any time by requesting a new enrollment form and returning it to the Program Administrator.

A participant will be assessed certain charges in connection with his participation in the Program. First-time investors will be subject to an initial service charge which will be deducted from their initial cash deposit. All optional cash deposit investments will be subject to a service charge. Sales processed through the Program will have a service fee deducted from the net proceeds, after brokerage commissions. In addition to the transaction charges outlined above, participants will be assessed per share processing fees (which include brokerage commissions.) Participants will not be charged any fee for reinvesting dividends.

The number of Shares to be purchased for a participant depends on the amount of his dividends, cash payments or bank account or payroll deductions, less applicable fees and commissions, and the purchase price of the Shares. The Program Administrator uses dividends and funds of participants to purchase Shares of Company Common Stock in the open market. Such purchases will be made by participating brokers as agent for the participants using normal cash settlement practices. All Shares purchased through the Program will be allocated to participants as of the settlement date, which is usually three business days from the the purchase date. In all cases, transaction processing will occur within 30 days of the receipt of funds, except where temporary curtailment or suspension of purchases is necessary to comply with applicable provisions of the Federal Securities laws, or when unusual market conditions make prudent investment impracticable. In the event the Program Administrator is unable to purchase Shares within 30 days of the receipt of funds, such funds will be returned to the participants.

The average price of all Shares purchased by the Program Administrator with all funds received during the time period from two business days preceding any investment date up to the second business day preceding the next investment date shall be the price per share allocable to a participant in connection with the Shares purchased for his account with his funds or dividends received by the Program Administrator during such time period. The average price of all Shares sold by the Program Administrator pursuant to sell orders received during such time period shall be the price per share allocable to a participant in connection with the Shares sold for his account pursuant to his sell orders received by the Program Administrator during such time period.

BankBoston,  N.A.,  as  Program  Administrator,  administers  the  Program   for
participants,  keeps  records,  sends  statements  of  account  to  participants

--------------------------------------------------------------------------------
   24
and performs other duties relating to the Program. Each participant in the Program will receive a statement of his account following each purchase of Shares. The statements will also show the amount of dividends credited to such participant's account (if applicable), as well as the fees paid by the participant. In addition, each participant will receive copies of the Fund's Annual Report to shareholders, proxy statements and, if applicable, dividend income information for tax reporting purposes.

If the Fund is paying dividends on the Shares, a participant will receive dividends through the Program for all Shares held on the dividend record date on the basis of full and fractional Shares held in his account, and for all other Shares of the Fund registered in his name. The Program Administrator will send checks to the participants for the amounts of their dividends that are not to be automatically reinvested at no cost to the participants.

Shares of the Fund purchased under the Program will be registered in the name of the accounts of the respective participants. Unless requested, the Fund will not issue to participants certificates for Shares of the Fund purchased under the Program. The Program Administrator will hold the Shares in book-entry form until a Program participant chooses to withdraw his Shares or terminate his participation in the Program. The number of Shares purchased for a participant's account under the Program will be shown on his statement of account. This feature protects against loss, theft or destruction of stock certificates.

A participant may withdraw all or a portion of the Shares from his Program account by notifying the Program Administrator. After receipt of a participant's request, the Program Administrator will issue to such participant certificates for the whole Shares of the Fund so withdrawn or, if requested by the participant, sell the Shares for him and send him the proceeds, less applicable brokerage commissions, fees, and transfer taxes, if any. If a participant withdraws all full and fractional Shares in his Program account, his participation in the Program will be terminated by the Program Administrator. In no case will certificates for fractional Shares be issued. The Program Administrator will convert any fractional Shares held by a participant at the time of his withdrawal to cash.

Participation in any rights offering, dividend distribution or stock split will be based upon both the Shares of the Fund registered in participants' names and the Shares (including fractional Shares) credited to participants' Program accounts. Any stock dividend or Shares resulting from stock splits with respect to Shares of the Fund, both full and fractional, which participants hold in their Program accounts and with respect to all Shares registered in their names will be automatically credited to their accounts.

All Shares of the Fund (including any fractional share) credited to his account under the Program will be voted as the participant directs. The participants will be sent the proxy materials for the annual meetings of shareholders. When a participant returns an executed proxy, all of such Shares will be voted as indicated. A participant may also elect to vote his Shares in person at the Shareholders' meeting.

A participant will receive tax information annually for his personal records and to help him prepare his U.S. federal income tax return. The automatic reinvestment of dividends does not relieve him of any income tax which may be payable on dividends. For further information as to tax consequences of participation in the Program, participants should consult with their own tax advisors.

The Program Administrator in administering the Program will not be liable for any act done in good faith or for any good faith omission to act. However, the Program Administrator will be liable for loss or damage due to error caused by its negligence, bad faith or

--------------------------------------------------------------------------------
willful misconduct. Shares held in custody by the Program Administrator are not subject to protection under the Securities Investors Protection Act of 1970.

The participant should recognize that neither the Fund nor the Program Administrator can provide any assurance of a profit or protection against loss on any Shares purchased under the Program. A participant's investment in Shares held in his Program account is no different than his investment in directly held Shares in this regard. The participant bears the risk of loss and the benefits of gain from market price changes with respect to all of his Shares. Neither the Fund nor the Program Administrator can guarantee that Shares purchased under the Program will, at any particular time, be worth more or less than their purchase price. Each participant must make an independent investment decision based on his own judgment and research.

While the Program Administrator hopes to continue the Program indefinitely, the Program Administrator reserves the right to suspend or terminate the Program at any time. It also reserves the right to make modifications to the Program. Participants will be notified of any such suspension, termination or modification in accordance with the terms and conditions of the Program. The Program Administrator also reserves the right to terminate any participant's participation in the Program at any time. Any question of interpretation arising under the Program will be determined in good faith by the Program Administrator and any such good faith determination will be final.

Any interested investor may participate in the Program. To participate in the Program, an investor who is not already a registered owner of the Shares must make an initial investment of at least $250.00. All other cash payments or bank account deductions must be at least $100.00, up to a maximum of $100,000.00 annually. An interested investor may join the Program by reading the Program description, completing and signing the enrollment form and returning it to the Program Administrator. The enrollment form and information relating to the Program (including the terms and conditions) may be obtained by calling the Program Administrator at one of the following telephone numbers: First Time Investors--(800) 969-3364; Current Shareholders--(800) 730-6001. All
correspondence regarding the Program should be directed to: BankBoston, N.A., InvestLink Program, P.O. Box 1681, Boston, MA 02105-1681.
--------------
*InvestLink-SM- is a service mark of Boston EquiServe Limited Partnership.

--------------------------------------------------------------------------------
   26

 SUMMARY OF GENERAL INFORMATION

The Fund--The Emerging Markets Telecommunications Fund, Inc.--is a closed-end, non-diversified management investment company whose shares trade on the New York Stock Exchange. Its investment objective is long-term capital appreciation through investments primarily in equity securities of telecommunications companies in emerging countries. The Fund is managed and advised by BEA Associates ("BEA"). BEA is a diversified asset manager, handling equity, balanced, fixed income, international and derivative based accounts. Portfolios include international and emerging market investments, common stocks, taxable and non-taxable bonds, options, futures and venture capital. BEA manages money for corporate pension and profit-sharing funds, public pension funds, union funds, endowments and other charitable institutions and private individuals. As of June 30, 1998, BEA managed approximately $35.6 billion in assets.

 SHAREHOLDER INFORMATION

The market price is published in: THE NEW YORK TIMES (daily) under the designation "EMTel" and THE WALL STREET JOURNAL (daily), and BARRON'S (each Monday) under the designation "EmergMktTele". The Fund's New York Stock Exchange trading symbol is ETF. Weekly comparative net asset value (NAV) and market price information about The Emerging Markets Telecommunications Fund, Inc.'s shares are published each Sunday in THE NEW YORK TIMES and each Monday in THE WALL STREET JOURNAL and BARRON's, as well as other newspapers, in a table called "Closed-End Funds."

 THE BEA GROUP OF FUNDS

LITERATURE REQUEST--Call today for free descriptive information on the closed-end funds or a prospectus on any of the open-end mutual funds listed below. The prospectus contains more complete information, including fees, charges and expenses, and should be read carefully before investing or sending money.

CLOSED-END FUNDS                          BEA ADVISOR FUNDS
SINGLE COUNTRY                            OPEN-END MUTUAL FUNDS
The Brazilian Equity Fund, Inc. (BZL)     BEA Emerging Markets Equity Fund
The Chile Fund, Inc. (CH)                 BEA Global Telecommunications Fund
The First Israel Fund, Inc. (ISL)         BEA High Yield Fund
The Indonesia Fund, Inc. (IF)             BEA International Equity Fund
The Portugal Fund, Inc. (PGF)

MULTIPLE COUNTRY
The Emerging Markets Infrastructure
Fund, Inc. (EMG)
The Latin America Equity Fund, Inc.
(LAQ)
The Latin America Investment Fund, Inc.
(LAM)
FIXED INCOME                              For shareholder information or a copy
BEA Income Fund, Inc. (FBF)               of a prospectus for any of the open-end
BEA Strategic Global Income Fund, Inc.    mutual funds please call,
(FBI)                                     1-800-401-2230.

For closed-end fund information please    Visit our website on the Internet:
call, 1-800-293-1232.                     http://www.beafunds.com

--------------------------------------------------------------------------------

 DIRECTORS AND CORPORATE OFFICERS

Dr. Enrique R. Arzac            Director

James J. Cattano                Director

Peter A. Gordon                 Director
George W. Landau                Director

Martin M. Torino                Director

William W. Priest, Jr.          Chairman of the Board of Directors
Richard W. Watt                 Director, President and Chief
                                Investment Officer

Robert B. Hrabchak              Investment Officer

Michael A. Pignataro            Chief Financial Officer and
                                Secretary

Hal Liebes                      Senior Vice President
Rocco A. Del Guercio            Vice President

Wendy S. Setnicka               Treasurer

 INVESTMENT ADVISER

BEA Associates
One Citicorp Center
153 East 53rd Street
New York, NY 10022

 ADMINISTRATOR

Bear Stearns Funds Management Inc.
245 Park Avenue
New York, NY 10167

 CUSTODIAN

Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109

 SHAREHOLDER SERVICING AGENT

BankBoston, N.A.
P.O. Box 1865
Mail Stop 45-02-62
Boston, MA 02105-1865

 INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP
2400 Eleven Penn Center
Philadelphia, PA 19103

 LEGAL COUNSEL

Willkie Farr & Gallagher
787 Seventh Avenue
New York, NY 10019-6099

This report, including the financial statements herein, is sent to the shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

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